PACS NYSE Notice Press Release

PACS Group Announces Receipt of Notice of Late Filing from NYSE

FARMINGTON, Utah – November 26, 2024 – PACS Group, Inc. (NYSE: PACS) (“PACS” or the “Company”), today announced that on November 20, 2024 it received a written Filing Delinquency Notification (the “Notification”) from the New York Stock Exchange (“NYSE”) stating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual, Annual and Quarterly Report Timely Filing Criteria (the “Timely Filing Criteria”), due to the delayed filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. The Company was unable to timely file its Form 10-Q due to the ongoing Audit Committee investigation of recent third-party allegations. Pursuant to the Notification, the Company has an initial six month period, from November 19, 2024, to file the Form 10-Q and regain compliance with the Timely Filing Criteria. The Company currently anticipates filing the Form 10-Q and regaining compliance with the Timely Filing Criteria within the initial six month period.
About PACS Group
PACS Group, Inc. is a holding company investing in post-acute healthcare facilities, professionals, and ancillary services. Founded in 2013, PACS Group is one of the largest post-acute platforms in the United States. Its independent subsidiaries operate over 284 post-acute care facilities across 16 states serving more than 27,000 patients daily.
Forward-Looking Statements
This press release contains, and other communications of the Company may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.”
Statements concerning the Company’s future are forward-looking statements, and are based on management’s current expectations, assumptions and beliefs about the Company’s business, financial performance, operating results, the industry in which the Company operates and possible future events. These statements include, but are not limited to, statements regarding the Company’s expectations regarding the timing of the ongoing investigation and the timing of and its ability to make the Company’s Form 10-Q filing. Forward-looking statements convey the Company’s expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions, which may change over time and many of which are beyond the Company’s control, and that could cause the Company’s actual results to materially and adversely differ from those expressed in any forward-looking statement, including the outcome of any ongoing government or internal investigations, risks associated with litigation, and the other risks described in the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2024 and other filings with the Securities and Exchange Commission.
These documents are available in the Investor Relations section of the Company’s website at www.pacs.com (information on the website is not incorporated by reference into this press release and should not be considered part of this document).

You should not place undue reliance on forward-looking statements. The information in this press release is provided as of today’s date only, and, except as required by federal securities law, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or for any other reason after today.
Investors: IR@pacs.com
Media: Brooks Stevenson
VP Corporate Communication
262 N. University Avenue
Farmington, UT 84025
T: 385-988-3596
brooks.stevenson@pacs.com
https://www.pacs.com
https://ir.pacs.com